LEGG MASON PARTNERS EQUITY FUNDS

on behalf of

LEGG MASON PARTNERS SOCIAL AWARENESS FUND

(the “fund”)

Supplement Dated December 22, 2006

to

Prospectus Dated May 31, 2006

The fund’s shareholders have approved a new sub-advisory agreement with Legg Mason Investment Counsel Inc. (“LMIC” or the “sub-adviser”), effective December 28, 2006. In addition, the fund’s Board has approved certain changes to the principal investment strategies of the fund and to one of the fund’s benchmarks, to be effective on February 1, 2007. The following information supplements and supersedes any contrary information contained in the fund’s Prospectus.

Principal Investment Strategies

The fund continues to invest primarily in common stocks and other equity securities of U.S. companies. Equity securities include exchange-traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities, and warrants and rights relating to equity securities. The fund targets a 30% investment (normally between 25% and 35%) in fixed income securities. The fixed income securities in which the fund invests are primarily investment grade, and may be of any maturity. The fund also may invest a portion of its assets in equity and debt securities of foreign issuers. As described below, the fund emphasizes companies that both offer attractive investment opportunities and demonstrate a positive awareness of their impact on the society in which they operate, relative to other companies in their industries.

Selection process

Equity Securities. The fund invests in a broad range of companies, industries and sectors, without regard to market capitalization. The manager uses a “core” approach to selecting equity securities. In selecting individual equity securities, the manager looks for companies it believes are undervalued. Specifically, the manager looks for:

*	Attractive risk-adjusted price/earnings ratio, relative to growth

*	Positive earnings trends

*	Favorable financial condition

Fixed Income Securities. In selecting fixed income investments, the manager:

*	Determines sector and maturity weightings based on intermediate- and long-term assessments of the economic environment and interest rate outlook

*	Uses fundamental analysis to determine the relative value of bond issues

*	Identifies undervalued bonds and attempts to avoid bonds that may be subject to credit downgrades

Social Awareness Criteria. As a component of the selection process, the manager considers whether, relative to other companies in an industry, a company that meets these investment criteria also is sensitive to social issues related to its products, services, or methods of doing business.

Social Awareness Criteria:

Social factors considered include:

*	Fair and reasonable employment practices

*	Contributions to the general well-being of the citizens of its host communities and countries and respect for human rights

•	Efforts and strategies to minimize the negative impact of business activities and to preserve the earth’s ecological heritage with those environmental polices, practices and procedures that are currently acceptable, or are exhibiting improvement

*	Avoidance of investments in companies that:

Manufacture nuclear weapons or other weapons of mass destruction

Derive more than 5% of their revenue from the production of non-nuclear weaponry

Derive more than 5% of their revenue from the production or sales of tobacco

Sub-adviser

LMIC, principally located at 100 Light Street, Baltimore, Maryland 21202, a wholly-owned subsidiary of Legg Mason, provides customized investment counsel to individuals, family groups and institutions as well as trust services. LMIC seeks to maximize performance while managing risk through an investment discipline that is supported by fundamental research and dedicated resources. Portfolio managers at LMIC average 22 years of investment management experience. As of June 30, 2006, LMIC oversees more than $539.6 million for socially responsive clients, and portfolio managers are supported by a social research team that conducts proprietary research on social issues. There is no change to the fund’s advisory fee resulting from the new sub-advisory agreement.

Portfolio Managers

Ronald T. Bates is a Managing Director at Legg Mason Investment Counsel with investment responsibility for a number of foundations, endowments, institutional and private clients. In addition, Mr. Bates serves as the Director of the Socially Responsive Investment Team. Mr. Bates has been in the investment management business for 20 years. Mr. Bates has been managing separate portfolios for institutional and high net worth clients for the past five years. Prior to joining Legg Mason Investment Counsel in January 2005, he was a Managing Director of Scudder, Stevens & Clark since January 1997. Mr. Bates will be lead manager of the team that will manage the fixed income portion of the fund and he will manage the equity portion of the fund.

Jane Trust joined Legg Mason in 1987. Ms. Trust is co-portfolio manager of several Legg Mason funds. Prior to joining Legg Mason, she was a management consultant. She received the designation of CFA in 1991. Ms. Trust serves on the board of the Municipal Bond Club of Baltimore and the Baltimore Economics Society. She is a member of the Baltimore Security Analysts Society, the National Federation of Municipal Analysts, the Southern Municipal Finance Society, and the Washington, D.C. Association of Money Managers. Ms. Trust graduated from Dartmouth College with a B.A. in Engineering and obtained her M.A.S. in Finance from Johns Hopkins University. Ms. Trust will be part of the team that will manage the fixed income portion of the fund.

Victoria Schwatka joined Legg Mason in 1986 and has over 34 years of investment management experience. She is responsible for managing endowment, foundation and public fund portfolios, as well as advising clients and prospects on their investment needs. Ms. Schwatka received her B.A. in French Literature from Lake Forest College and her M.B.A. in Finance, with honors, from New York University. Ms. Schwatka will be part of the team that will manage the fixed income portion of the fund.

New Benchmark

The fund’s fixed income benchmark has changed to the Lehman Brothers U.S. Aggregate Index. The benchmark has changed because the Lehman Brothers U.S. Aggregate Index includes mortgage backed securities and has a shorter duration than the fund’s current fixed income benchmark, the Lehman brothers Government/Credit Bond Index.

The Lehman U.S. Aggregate Index is designed to represent the U.S. dollar denominated, investment-grade, and fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the U.S Treasury, U.S. government-related securities, corporate bonds, mortgage backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-through securities), asset backed securities and commercial mortgage backed securities sectors.

The average annual total return chart below replaces the chart contained in the fund’s prospectus.

“As of November 20, 2006, the maximum initial sales charge on Class A shares of the fund increased from 5.00% to 5.75% for shares purchased on or after that date. The average annual returns for Class A shares in the table below have been calculated as if the increased sales charge had been in effect for the entire period.”

Average Annual Total Returns

Calendar Year Ended December 31, 2005

	1 year	5 years	10 years	Since Inception	Inception Date
Class A Return Before Taxes	(6.33)%	(1.32)%	6.43%	8.05%	11/6/92
Class B Return Before Taxes	(6.21)%	(1.13)%	6.22%	8.22%	2/2/87
Class B Return After Taxes on Distributions(1)	(6.85)%	(1.60)%	5.02%	N/A
Class B Return After Taxes on Distributions and Sale of Fund Shares(1)	(3.63)%	(1.10)%	4.92%	N/A
Class C Return Before Taxes	(2.32)%	(0.88)%	6.27%	7.19%	5/5/93
Class I Return Before Taxes*	N/A	N/A	N/A	N/A	N/A
S&P 500 Index(2)	4.91%	0.54%	9.07%	N/A	N/A
Lehman Gov/Cred Bond Index(3)	2.37%	6.11%	6.17%	N/A	N/A
Lehman U.S. Aggregate(4)	2.43%	5.87%	6.16%	N/A	N/A
Blended Index with Lehman Aggregate(5)	4.24%	2.42%	8.50%	N/A	N/A
Blended Index with Lehman Gov/Cred(6)	4.35%	2.19%	8.63%	N/A	N/A

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class B shares only. After-tax returns for Class A, Class C and Class Y shares will vary.
(2)	The S&P 500 Index is a market value-weighted index comprised of 500 widely held common stocks. It is not possible to invest directly in the index. An index does not reflect deductions for fees, expenses or taxes.
(3)	The Lehman Government/Credit Bond Index is a broad-based index composed of government and corporate debt issues that are investment-grade (rated Baa/BBB or higher), but reflects no deduction for fees, expenses or taxes. It is not possible to invest directly in the index.
(4)	The Lehman U.S. Aggregate Index is designed to represent the U.S. dollar denominated, investment-grade, and fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the U.S Treasury, U.S. government-related securities, corporate bonds, mortgage backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-through securities), asset backed securities and commercial mortgage backed securities sectors.
(5)	The Blended Index with Lehman U.S. Aggregate has been prepared by the manager. It consists of 70% of the performance of the S&P 500 Index and 30% of the Lehman Aggregate Index.
(6)	The Blended Index with Lehman Government/Credit has been prepared by the manager. It consists of 75% of the performance of the S&P 500 Index and 25% of the Lehman Government/Credit Bond Index.
*	Class Y shares were redesignated as Class I shares effective as of November 20, 2006. There were no Class I shares outstanding for the calendar year ended December 31, 2005.

FD#04019